                                                                   Exhibit 10.17

                          SOFTWARE LICENSE AGREEMENT
                                     Rev I

THIS SOFTWARE LICENSE AGREEMENT (this "Agreement") is made as of December 4, 1998, by and between HEWLETT-PACKARD COMPANY, a Delaware corporation ("HP"), and LYNX REAL-TIME SYSTEMS INC., a California corporation ("Licensor").



1.   DEFINITIONS

     1.1  "Program" shall mean Licensor's software programs including Operating
           -------
          System, Tools and Source Code as listed and described in Exhibit A
                                                                   ---------
          hereto, including all Program Enhancements, Upgrades, Versions and localized versions thereto as further set forth below. Certain software tools called utilities, which may be part of a public domain software collection, are included in the Program as a convenience to Licensee at no charge.

     1.2  "Enhancements" shall mean modifications or improvements such as error
           ------------
          corrections or bug fixes with respect to the functionality or performance of the Program, which Licensor may provide for the Program.

     1.3  "Revision" shall mean a version of the Program, which contains Program
           --------
          Enhancements and is designated by Licensor by a number on the right of the decimal point (e.g. Version 1.X)

     1.4  "Version" shall mean a version of the Program which contains
           -------
          substantial and significant Enhancements, or other substantial change in functionality or performance as compared to the previous version (if any), and which is designated by Licensor by a number on the left of the decimal point (e.g. Version X.0).

     1.5  "Documentation" shall mean such manuals and other standard end-user
           -------------
          and technical documentation that Licensor ordinarily makes available with a Program, including amendments and revisions thereto.

     1.6  "Complete Copy" of a Program shall include (i) a master copy of the
           -------------
          Program in object code form which substantially satisfies all functional specifications set forth in the Documentation, (ii) all Documentation and technical manuals for the Program in manuscript and mutually agreeable digital form and (iii) any other available documentation and information regarding the Program which HP reasonably requests to accomplish evaluation and use of the Program as contemplated herein.

     1.7  "HP Product" shall mean any HP hardware product as set forth in
           ----------
          Exhibit B.
          ---------

     1.8  "Per Copy Fee" shall mean the amount set forth in Exhibit B payable to
           ------------                                     ---------
          Licensor by HP for the right to distribute and sublicense a copy of the Program and associated user Documentation as contemplated herein.

     1.9  "Lynx/HP Product Development Agreement" shall mean the Lynx/HP Product
           -------------------------------------
          Development Agreement covering the LynxOS Kernel Porting effort and the tools porting effort for the GNU-based tools (C/C++, TotalDB (GDB) & DDD), TotalView and TimeScan.

     1.10 "Run Time Software" shall mean that portion of the Program that will
           -----------------
          ship with the HP Product. They can include the Core Lynx OS, TCP/IP, NFS Client, NFS Client/Server, Streams and Updates.

     1.11 Royalty Generating Unit means a HP Product, which contains the "Run
          -----------------------
          Time Software" that is shipped for revenue by HP, its subsidiaries, divisions, affiliates or third party subcontractors.


CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.   DELIVERY AND ACCEPTANCE

     2.1  Delivery.  Licensor agrees to deliver to HP a Complete Copy of each
          --------
          Program listed in Exhibit A per the milestone schedule in the
                            ---------
          Lynx/HP Product Development Agreement or within ten (10) days after receipt of purchase order for any other software product supplied by Lynx.

     2.2  Acceptance. For Lynx product offerings not covered under the Lynx/HP
          ----------
          Product Development Agreement, HP shall have thirty (30) days from the date of receipt of a Complete Copy of the Program to evaluate the Program for substantial conformity with specifications, and either accept, return for rework, or reject the Program. HP shall be entitled to test and evaluate any Program by whatever means it deems appropriate consistent with Licensor's rights in the Program, and Licensor hereby grants to HP any licenses necessary for HP to perform its evaluation. If HP returns a Program for rework, Licensor agrees to correct the listed defects and resubmit the Program for re-evaluation under the same acceptance procedure. In the event HP rejects a Program, it shall give Licensor written notice of rejection stating the reasons for its unacceptability. No payment shall be payable to Licensor until the Program has been accepted by HP in writing or HP fails to reject the Program within such 30-day period at which time the Program will have been deemed accepted.

          For the Lynx custom LynxOS Kernel and Tools porting effort, acceptance will be governed by the Lynx/HP Product Development Agreement.



3.   RIGHTS GRANTED AND RESTRICTIONS

     3.1  License to the Run Time Software Code. Subject to the terms and
          -------------------------------------
          conditions set forth herein, Licensor hereby grants to Hewlett Packard's LaserJet Solution's Group, its subsidiaries, divisions and affiliates, a non-exclusive, non-transferable, worldwide license to use, reproduce, display, and distribute the Run Time Software in object code format as bundled with the HP Product. Such bundling requirement shall not apply in case of Enhancements, Revisions or new Versions of the Run Time Software distributed to existing HP Run Time Software customers. Such license shall include the right of HP to sublicense distributors, resellers, and other third parties (including subcontractors) to achieve the foregoing. Subcontractors must have agreed in writing to be bound by all applicable terms and conditions of this Agreement, including in particular Sections 3, 6 , 9 and
          10.11. Distributors and resellers are subject to HP's end user agreement.

     3.2  License to the Development Systems and Tools Object Code. Subject to
          --------------------------------------------------------
          the terms and conditions set forth herein, Licensor hereby grants to Hewlett Packard's LaserJet Solution's Group, its subsidiaries, divisions and affiliates and third party subcontractors, a non-transferable and non-exclusive, license to use the Program in object code format as needed to develop the HP Product. The number of Licenses in use at any one time may not exceed the number of Development Systems and Tools licensed by HP pursuant to Exhibit B. In connection with such use, HP shall have the right to make a reasonable number of copies of the Program for normal back up and archival purposes. HP its subsidiaries, divisions and affiliates and third party subcontractors shall not modify, translate, reverse engineer, decompile, disassemble or copy (except for back-up copy of the Program) the Program.

     3.3  License to the Program Source Code. Subject to the terms and
          ----------------------------------
          conditions set forth herein, Licensor hereby grants to Hewlett Packard's LaserJet Solution's Group a non-transferable and non-exclusive license to use the source code format (including all applicable documentation) of the Run Time Software for support, maintenance and update of the HP Product and associated software. HP shall have the right to make one (1) copy of the Program Source code in machine readable form, for backup purposes, provided that HP reproduces all proprietary notices on the copy; and physically transfers the Program Source Code from one computer to another, provided that the Program Source Code is used, [*], by [*] than [*] ([*]) users at a single site and is not used on more than one computer at a time. Hewlett Packard's LaserJet Solution's Group may use pre-approved third party subcontractors to achieve the foregoing. Approval of such third party subcontractors shall not be unreasonably withheld provided that such subcontractors shall have agreed in writing to be bound by all applicable terms and conditions of this Agreement, including in particular Sections 3, 6 and 9.

     3.4  Trademarks.  Neither party is granted any right or interest to the
          ----------
          trademarks, marks or trade names (collectively, "Marks") of the other party. Neither party may use the other's Marks without the prior written consent of the other party. Notwithstanding the foregoing, Licensor agrees that HP may, in its discretion, use Licensor's name and the Program name in identification of the existence of the Program as bundled with the HP Product.

     3.5  Exemption. Exempted from this Agreement is any software program that
          ----------
          has been copied or derived from GNU software developed by the Free Software Foundation, Inc. That Software falls under either the GNU General Public License or the GNU Library General Public License, as in the case of libg++. The Lynx user's documentation shows which software is copyrighted by the Free Software Foundation. HP has the right to obtain a machine-readable copy of the source code for the Lynx distributed GNU software at a price that covers the cost of handling.

     3.6  Licensed Program. HP shall not be an owner of any copies of the
          ----------------
          licensed Program, but, rather, is licensed pursuant to this agreement to use such copies. HP acknowledges and agrees that, as between HP and Licensor, all right, title, and interest in the Program and any part thereof, including, without limitation, all rights to patent, copyright, trademark and trade secret rights and all other intellectual property rights therein and thereto, and all copies thereof, in whatever form, including any written documentation and all other material describing such Program, shall at all times remain solely with Licensor.

     3.7  Licensee Modification. Notwithstanding the forgoing, Licensee shall
          ---------------------
          retain all right, title and interest in and to modifications to the Program made by Licensee pursuant to the license in Section 3 above, subject always to Licensor's ownership rights in the underlying Program.


4.   PROGRAM MAINTENANCE AND SUPPORT

     4.1  Maintenance and Support.
          -----------------------

          (a) Licensor agrees to provide HP with ongoing maintenance and support for the Program and other software supplied under this
               Agreement as set forth in Exhibit C hereto. Licensor agrees to
                                         ---------
               maintain such number of qualified personnel as is necessary to provide such timely and knowledgeable maintenance and support service. Annual minimum support fee requirements are defined in Exhibit B.
               ---------

          (b) Notwithstanding any termination of this Agreement, Licensor agrees to maintain and support the Program distributed by HP for at least [*] ([*]) years after such Program is included in a HP Product for distribution hereunder, provided that HP maintains an annual support dollar minimum of $[*] or enters into a [*] agreement.

     4.2  Technical Assistance and Training.  Licensor agrees to provide to HP
          ---------------------------------
          such technical assistance and training to HP personnel as may be reasonably requested in order for HP to use, reproduce, bundle and distribute the Program as contemplated herein, as further set forth in Exhibit D.
          ---------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     4.3  Functionality Enhancements. It is expected that the Licensor shall
          --------------------------
          through the duration of this agreement continually enhance the Program's functionality (enhancements, revisions and versions) to remain among the leaders in their given field of technology as part of their normal course of business. Licensor will conduct quarterly meetings with HP to review their technology roadmap and delivery dates for such roadmap. At these meetings, HP will be able to provide input on the Licensor's technology roadmap. Licensor shall consider making commercially reasonable efforts in meeting the technology needs of HP for which HP has substantial dependency. HP and Licensor shall mutually agree on acceptance testing for any and each new program functionality. HP may, however, from time to time request significant functionality enhancements to the Program which are outside of the Licensor's technology roadmap or the roadmap's time frames. Licensor agrees to develop these enhancements if both parties agree to the enhancement proposal, which may provide for additional NRE payments by HP to Licensor. [*] Prior to commencing work, Licensor will provide HP with a written estimate of the total fee for the proposed enhancement and the final fee shall not exceed the estimate by more than fifteen percent (15%) unless mutually agreed to by HP and Licensor.


5.   PAYMENT

             5.1  Royalty.  In consideration for the rights and licenses granted
                  -------
          to HP under this Agreement, HP agrees to pay Licensor a Per Copy Fee royalty for each copy of the Run Time Software that HP distributes as bundled with the HP Product (net after returns), in the amount set forth in Exhibit B. Enhancements to the Run Time Software's
                   ---------
          functionality (enhancements, revisions and versions) are [*] as set forth in Exhibit B. Such royalty will [*] the right to [*] appropriate
                   ---------
          Documentation. [*]. The "Run Time Update Right" fee detailed in Exhibit B gives HP the right to update existing Run Time Software
          ---------
          customers with the latest Revision or new Version of the Run Time Software. [*]. Other fees for LynxOS Development System Licenses and LynxOS Source Code Licenses including annual maintenance and support are also detailed in Exhibit B.
                               ---------

     5.2  Payment.  A Per Copy Fees will accrue on the date that a Royalty
          -------
          Generating Unit is shipped or in the case of a Revision or new Version of the Run Time Software shipped to existing customers, when that distribution occurs. All accrued Per Copy Fees will be paid by HP to Licensor within thirty five (35) days after the end of each HP fiscal quarter, which ends on the last day of each January, April, July and October. Payments will be accompanied by a report stating the number of copies of the Run Time Software, Revision or new Version distributed in the relevant quarter, and the calculation for the royalty payment. All other Fees will be paid to Licensor within forty
          (40) days after receipt of invoice. All such invoices shall reference a valid purchase order number issued by HP.

     5.3  Audit.  Upon fifteen (15) days prior written notice to HP, Licensor
          -----
          may, at its own expense, appoint a nationally recognized independent auditor, to whom HP has no reasonable objection, to audit and examine such records at HP's offices during normal business hours, solely for the purpose of confirming the accuracy of royalty payments hereunder. Such auditor shall be subject to an appropriate non-disclosure agreement executed prior to any such audit. Such audit may be made no more often than once every twelve calendar month period. Should an audit discover any errors or omissions by HP amounting to more than 5% of the amount due during any given period audited, HP shall reimburse Licensor for the cost of the audit.


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     5.4 [*]. Licensor warrants that the amounts payable hereunder by HP are [*] than [*] of licenses for those versions of the Run Time Software for shipment in [*].

     5.5  Taxes.  Licensor shall be solely responsible for taxes on amounts paid
          -----
          to Licensor by HP under this Agreement, including all state and local use, sales, property (ad valorem) and similar taxes, provided that HP provides Licensor with an appropriate reseller certificate.


6.   WARRANTY AND INDEMNIFICATION

     6.1  General Warranty.  Licensor warrants that it owns or has licensed all
          ----------------
          rights to each Program and accompanying Documentation, including all portions thereof (except as described in section 3.5), and that such interests are free of any and all restrictions, settlements, judgments or adverse claims. Licensor warrants it has full power and authority to grant HP the rights granted herein including the right to use, reproduce and distribute each Program and appropriate Documentation worldwide and to authorize third parties to do the same.

     6.2  Program Warranty.  Licensor warrants that each Program will operate in
          ----------------
          accordance with and substantially conform to the specifications set forth in the Product Description and Specifications as set out in Exhibit A of the Lynx/HP Product Development Agreement or as
          ---------
          subsequently modified by mutual agreement of the parties. In the event of a non-compliance, HP's remedy is to have the issue resolved under the "Maintenance and Support" of Exhibit C.
                                           ---------

     6.3  Date Processing Compliant. Licensor warrants that the Lynx OS Run Time
          -------------------------
          Software is date processing compliant for issues arising within the term of this agreement (i.e. Year 2000). Date processing compliant programs will perform without error, loss of data or loss of functionality arising from any failure to process, calculate, compare or sequence date data accurately. In addition, date processing compliant products will not cause any associated products or systems in which they may be used to fail in any of described above. A specific year 2000 Compliance Warranty will remain in effect through December 31, 2000, notwithstanding any other warranty period specified in this Agreement. In the event of a non-compliance, HP's remedy is to have the issue resolved under the "Maintenance and Support" of Exhibit
                                                                        --------
          C.
          -

     6.4   [*]    Should any claim or breach arise under 6.1, 6.5 or 6.6, HP
          ------
          shall have the [*] to [*] of any [*] under this Agreement. HP agrees to place the same in [*] or [*]

     6.5  No Infringement.  Licensor warrants that the Program, Documentation,
          ---------------
          trademarks, copyrights and trade names related to the Program do not violate or infringe any patent, copyright, trade secret or other proprietary right of any third party and that Licensor is not aware of any facts upon which such a claim for infringement could be based.

     6.6  Infringement Indemnity. Licensor will indemnify, hold harmless and
          ----------------------
          defend any claim, suit, or proceeding brought against HP or its customers insofar as it is based on a claim that the Program or Documentation, or any part thereof, furnished by Licensor under this Agreement constitutes an infringement of any third party's patent, copyright, trademark, trade name, or unauthorized trade secret use; provided that Licensor is notified promptly in writing of such claim, and given authority, information and assistance (at Licensor's expense) to handle the defense and/or settlement of any such claim, suit or proceeding. Licensor agrees to pay all damages and costs awarded therein against HP and its customers.

          In case any Program or Documentation or any part thereof in such suit is held to constitute an infringement and its use is enjoined, Licensor shall, at its own expense and at its option, either procure for HP and its customers the right to continue use or, if applicable, replace the same with a non-infringing program and documentation of equivalent function and performance, or modify them so they become non-infringing without detracting from function or performance.

          Notwithstanding the foregoing, Licensor shall have no responsibility for claims arising from (i) modifications of the Program made by HP if such claim would not have arisen but for such


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          modifications, or (ii) combination or use of the Program with HP Products if such claim would not have arisen but for such combination or use.


     6.7  Warranty Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE PROGRAM
          -------------------
          IS PROVIDED "AS IS". LICENSOR MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE PROGRAM, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE EXCEPT AS PROVIDED FOR IN THE SPECIFICATIONS IN EXHIBIT A. LICENSOR DOES NOT WARRANT THAT USE OF THE
                            ---------
          PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE OR THAT THE PROGRAM WILL OPERATE WITH THE COMBINATION OF HARDWARE AND SOFTWARE SELECTED BY HP.


7.   TERM AND TERMINATION

     7.1  Term. Unless otherwise terminated earlier under this Section 7, this
          ----
          Agreement shall commence as of the date first set forth above, and shall continue for a period of five (5) years after such date. This Agreement will renew automatically for additional one (1) year periods unless written notice is given by one party to the other as to its intention not to renew this Agreement at least thirty (30) days prior to the end of the initial or any subsequent term.

     7.2  Termination for Breach.  Either party may terminate this Agreement by
          ----------------------
          written notice to the other party if the other party breaches any material provision of this Agreement and such breach is not cured within sixty (60) days after written notice thereof is received by the breaching party. This Agreement is predicated on "HP-Lynx Product Development Agreement" being successfully completed. Failure to complete the "HP-Lynx Product Development Agreement" shall be considered breach and grounds to terminate this SOFTWARE LICENSE AGREEMENT. Failure to comply with support obligations under this Agreement will be considered breach and grounds to terminate this Software License Agreement.


     7.3  Effect of Termination.  Notwithstanding any termination of this
          ---------------------
          Agreement, all licenses granted to end users prior to the date of termination for use of the Run Time Software shall survive. In the event that this Agreement is terminated by HP due to breach by Licensor, the licenses granted to HP under Section 3 shall survive so long as HP continues to pay Licensor the applicable Per Copy Fees under Section 5.

     7.4  Survival.  Notwithstanding any termination of this Agreement, the
          --------
          following provisions of this Agreement shall survive for the relevant period of time set forth therein, if any: Sections 3.5, 3.6 (Rights Granted and Restrictions), 4.1 (Support), 5.1, 5.2, 5.3 (Payment), 6 (Warranty and Indemnification), 8 (Limited Liability), 9 (Confidential Information) and 10 (Other Provisions).

8.   LIMITED LIABILITY

          IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS, CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES ARISING FROM ANY CLAIM OR ACTION HEREUNDER, BASED ON CONTRACT, TORT OR OTHER LEGAL THEORY, AND WHETHER OR NOT EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR DAMAGES FOR ANY CAUSE WHATSOEVER IN AN AMOUNT IN EXCESS OF THE AMOUNTS PAYABLE TO LICENSOR UNDER THIS AGREEMENT AND THE HP/LYNX PRODUCT DEVELOPMENT AGREEMENT. THIS SECTION 8 REPRESENTS REASONABLE ALLOCATION OF RISK.

9.   CONFIDENTIAL INFORMATION

     9.1  The Program. All Programs in object code form and related
          -----------
          Documentation provided to HP hereunder are deemed non-confidential, and HP is not under any obligation to Licensor to restrict access to or use of such Programs in object code form or related Documentation, provided HP otherwise complies with the terms of this Agreement.

     9.2  Confidential Information. During the term of this Agreement, either
          ------------------------
          party may receive or have access to technical information, as well as information about product plans and strategies, promotions, customers and related non-technical business information which the disclosing party considers to be confidential ("confidential information"). In the event such information is disclosed, the parties shall first agree to disclose and receive such information in confidence. If then disclosed, the information shall (i) be marked as confidential at the time of disclosure, or (ii) if disclosed orally but stated to be confidential, be designated as confidential in a writing by the disclosing party summarizing the confidential information disclosed and sent to the receiving party within a reasonable period of time after such oral disclosure. Notwithstanding any provision to the contrary, all source code provided by either party to the other, and all business information with respect to any unpublished or future Licensor or HP products, are deemed confidential information for the purposes of this Section 9.

     9.3  Nondisclosure. Confidential information may be used by the receiving
          -------------
          party only with respect to performance of its obligations under this Agreement, and only by those employees of the receiving party who have a need to know such information for purposes related to this Agreement. The receiving party shall protect the Confidential Information of the disclosing party by using the same degree of care (but not less than a reasonable degree of care) to prevent the unauthorized use, dissemination or publication of such Confidential Information, as the receiving party uses to protect its own confidential information of like nature. The receiving party's obligation under this Section 9 shall be for a period of three (3) years after the date of disclosure except for either parties' source code which shall be held confidential in perpetuity. The foregoing obligation shall not apply to any information which is: (i) already known by the receiving party prior to disclosure; (ii) publicly available through no fault of the receiving party; (iii) rightfully received from a third party without a duty of confidentiality; (iv) disclosed by the disclosing party to a third party without a duty of confidentiality on such third party; (v) independently developed by the receiving party prior to or independent of the disclosure; (vi) disclosed under operation of law; or (vii) disclosed by the receiving party with the disclosing party's prior written approval.


     9.4  Notification. Each party agrees to notify the other promptly on the
          ------------
          event of any breach of security under conditions in which it would appear that any confidential information was prejudiced or exposed to loss. Each party shall, upon request of the other, take all other reasonable steps necessary to recover any compromised confidential information disclosed to or placed in the possession of each party by virtue of this Agreement. Each party shall individually bear the cost of taking any such steps.


     9.5  Remedies. Each party acknowledges that any breach of any of its
          --------
          obligations under this section 9 is likely to cause or threaten irreparable harm to the other, and accordingly, agree that in such event, the aggrieved party shall be entitled to equitable relief to protect its interest therein, which will be limited to preliminary and permanent injunctive relief for both HP and Licensor but will not limit the aggrieved party from seeking expanded remedies from other unrelated third parties.


10.  OTHER PROVISIONS

     10.1  Publicity.  Each party agrees not to publicize or disclose the
           ---------
          existence or terms of this Agreement to any third party (except as allowed in this agreement in section 3) without the prior written consent of the other except as required by law. In particular, no press releases shall be made without the mutual written consent of each party.

     10.2   Independent Contractors.  The relationship of the parties under this
            -----------------------
            Agreement is that of independent contractors, and neither party is an employee, agent, partner or joint venturer of the other.

     10.3   Relationship Managers.  Each party designates the person(s) set
            ---------------------
            forth in Exhibit E as the primary contact(s) of each party with
                     ---------
            respect to this Agreement, which person(s) may be redesignated by a party by notice to the other.

     10.4   Dispute Resolution.  In the event of disagreement with respect to
            ------------------
            any aspect of this Agreement, the parties agree to discuss in good-faith to reach an amicable resolution, and to escalate such resolution process to the appropriate members of their respective management organization who have the power and authority to achieve a successful resolution.

     10.5   Notice.  Unless otherwise stated, all notices required under this
            ------
            Agreement shall be in writing and shall be considered given upon personal delivery of the written notice or within forty eight (48) hours after deposit in the U.S. Mail, certified or registered, and addressed to the appropriate relationship manager as set forth in Exhibit E.
            ---------

     10.6   No Assignment.  Neither party may assign or transfer any of the
            -------------
            rights or responsibilities set forth herein, or change its control of ownership, without the express written consent of the other party (which consent shall not be unreasonably withheld or delayed) and any purported attempt to do so shall be deemed void.

     10.7   Governing Law.  This Agreement is made under and shall be construed
            -------------
            in accordance with the law of the State of California, without reference to conflict of laws principles. Any claim or suit with respect to this Agreement shall be brought in the jurisdiction in which the non-complaining party resides.

     10.8   Severability.  The terms of this Agreement shall be applicable
            ------------
            severally to each Program, if more than one, and any dispute affecting either party's rights or obligations as to one or more Program(s) shall not affect the rights granted hereunder as to any other Program. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then the remaining provisions will nevertheless remain in full force and effect, and the parties will negotiate in good-faith a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

     10.9   Headings.  The captions and headings used in this Agreement are for
            --------
            convenience in reference only, and are not to be construed in any way as terms or be used to interpret the provisions of this Agreement.

     10.10  No Distribution Obligation.  Except as expressly provided herein, HP
            --------------------------
            may in its sole discretion decide to distribute or not distribute the Program as it deems appropriate. Nothing in this Agreement shall be construed or interpreted as placing a "best efforts" standard upon HP with respect to the use and distribution of the Program, or placing any minimum obligation to pay Per Copy Fees.

     10.11  Non-Restrictive Relationship.  Nothing in this Agreement shall be
            ----------------------------
            construed to preclude HP from independently developing, acquiring from other third parties, distributing or marketing software programs or other products which may perform the same or similar functions as the Programs provided under this Agreement. Except that HP itself or other third parties they contract with to provide the same or similar functions may not reverse engineer, decompile, disassemble or use the Source Code provided under this Agreement to develop such products or programs.

     10.12  Modifications.  This Agreement may be modified only by a writing
            -------------
            signed by an authorized representative of each party.

     10.13  Waiver.  Neither party's failure to exercise any of its rights
            ------
            hereunder shall constitute or be deemed a waiver or forfeiture of any such rights.

     10.14  Force Majeure.  Nonperformance of either party will be excused to
            -------------
            the extent that performance is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions or other similar reason where failure to perform is beyond the control and not caused by the negligence of the non-performing party, provided that the non-performing party gives prompt notice of such conditions to the other party and makes all reasonable efforts to perform.

     10.15  Export Control.  Each party agrees to comply with all applicable
            --------------
            United States laws and regulations which may govern the export of Program abroad, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce.

     10.16  Entire Agreement.  This document represents the entire agreement
            ----------------
            between the parties as to the matters set forth herein and supersedes all prior discussions, representations or understandings between them.

     10.17  Exhibits.  Each of the following Exhibits referred to in this
            --------
            Agreement is incorporated in full in this Agreement wherever reference to it is made:

            EXHIBIT A   PROGRAM DESCRIPTION
            EXHIBIT B   FEES
            EXHIBIT C   MAINTENANCE AND SUPPORT
            EXHIBIT D   TECHNICAL ASSISTANCE AND TRAINING
            EXHIBIT E   RELATIONSHIP MANAGERS

     10.18  Counterparts.  This Agreement may be executed in counterparts, each
            ------------
            of which shall be deemed
            an original.


Agreed:

HEWLETT-PACKARD COMPANY                      LYNX REAL-TIME SYSTEMS



By: /s/ Bruce Schrepple                      By: /s/ Inder M. Singh

Print Name: BRUCE SCHREPPLE                  Print Name: INDER M. SINGH

Title: CBLU Controller                       Title: CEO

                                   EXHIBIT A

                     PROGRAM DESCRIPTION and SPECIFICATONS

- By reference the specifications detailed in the HP/Lynx Product Development Agreement Exhibit A are included in this Exhibit A.
            ---------                      ---------

- Provide a LynxOS 3.0.0* functionally equivalent product that supports the [*] or any [*] family member that Lynx supports#.

- Provide a LynxOS 3.0.0*functionally equivalent product that supports the Intel X86*.

- Support HP-UX version 10.20* as a host for LynxOS 3.0.0* cross development targeting the [*] or any [*] family member that Lynx supports#.

- Port the LynxOS SunoS 4.1.x*/5.x* Cross Development Kit (CDK) to HP-UX 10.20*. The capabilities, features, utilities, and operation on the HP/UX should be similar to the SunOS CDK.

- Provide a LynxOS native CDK (Total View and Time Scan) for Intel X86* target development.

* It is expected that the Licensor shall through the duration of this agreement continually enhance the Program's functionality (enhancements, revisions and versions) to remain among the leaders in their given field of technology as part of their normal course of business and that the improved functionality is covered under this Software License Agreement.

# This includes any [*] compliant CPU or CPU core that conforms to the [*] instruction set architecture. CPU specific differences (i.e. caches, TLB, MMU, etc.) within a [*] processor family may impact the CPU support portion of the LynxOS source and/or BSP. If HP selects a [*] CPU not currently supported by Lynx, HP has the option to perform the porting efforts itself or mutually agree with Licensor on a business arrangement for the development work to support the CPU.


[*] = Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1)   Products (object and source code)

Source     Binary    Operating System Components
--------------------------------------------------------------------------------
X          X         LynxOS 3.0.0 and follow-on OSs.
--------------------------------------------------------------------------------
X          X         LynxOS 3.0.M integrated into Lynx MAIN product release.
--------------------------------------------------------------------------------
X          X         LynxOS supporting [*] processors supported by Lynx
--------------------------------------------------------------------------------
X          X         Core LynxOS 3.0.0:
                     .  Kernel binaries/libraries
                     .  Applications RT-libraries
                     .  Shared Objects
                     .  POSIX 1003.1 - Operating System Definition API
                     .  POSIX 1003.1b - Real-Time extensions API
                     .  POSIX 1003.1c - Threads extensions (1003.4a Draft 4) API
                     .  UNIX Multi-process model
                     .  Multi-threaded support
                     .  Deterministic Task Response
                     .  Pre-emptible kernel
                     .  Virtual memory addressing (HW MMU support)
                     .  Demand-Paged Virtual Memory
                     .  Real-Time scheduling
                     .  Kernel and application threads
                     .  Uniform global priorites
                     .  Priority Inheritance
                     .  Real-Time I/O
                     .  Dynamically loadable device drivers. LynxOS drivers
                        model System V device drivers with standard entry points (open, close, write, ioctl, ioinset, install, uninstall)
                     .  UNIX-like hierarchical file system
                     .  Advanced Interrupt Handling Technology
                     .  Server message block (SMB) support for seamless
                        connectivity to the Windows world.
                     .  Remote Procedure Call (RPC)
                     .  ELF Object Format
                     .  User Mode applications will have access to 64-bit data.
                        Libraries will not be changed to pass or manipulate long-long data types. Support will include the ability for gdb to view and modify the long-long data type. Additional functionality will be added to libc to print long-long data via stdio.
                     .  SVR4-Style (no dlopen and friends) libraries and
                        capabilities as in LynxOS 3.0.0.
--------------------------------------------------------------------------------
X         X          TCP/IP stack conforming to BSD 4.4 Lite release with both
                     Client and Server support, including: telent, ftp, tftp,
                     ppp, cslip, slip.
--------------------------------------------------------------------------------
X         X          NFS Client
--------------------------------------------------------------------------------
X         X          NFS Client / Server
--------------------------------------------------------------------------------
X         X          System V release 3.2 STREAMS support and conforming TLI
                     library support and access to TCP-IP stack using the TLI
                     interface
--------------------------------------------------------------------------------

[*] = Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

--------------------------------------------------------------------------------
Source    Binary     Development Tool Components
--------------------------------------------------------------------------------
X         X          LynxOS 3.0.M Porting Kit for [*] & other
                     [*] processors supported Lynx.
--------------------------------------------------------------------------------
X         X          HP-UX Cross Development Kit (binary) targeting the
                     [*] & other [*] processors supported Lynx.
--------------------------------------------------------------------------------
X         X          Cygnus 97R1 GNU tool chain with Total/db and SKDB
                     executable on an HP-UX 10.20 host.
--------------------------------------------------------------------------------
          X          TotalView for [*] on HP-UX 10.20 host.
--------------------------------------------------------------------------------
          X          TimeScan for [*] on HP-UX 10.20 host.
--------------------------------------------------------------------------------

[*] = Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B

                                     FEES


Lynx Run-Time License  Royalty Cost
------------------------------------


                          Lynx Run Time Royalty Table

-------------------------------------------------------------------------------
                                  Per Unit Price         @ [*]
-------------------------------------------------------------------------------
Core Lynx OS
  *      [*]                                $[*]                      $[*]
  #      [*]                                $[*]                      $[*]
--------------------------------------------------------------------------------
TCP/IP
  *      [*]                                $[*]                      $[*]
  #      [*]                                $[*]                      $[*]
--------------------------------------------------------------------------------
NFS Client
  *      [*]                                $[*]                      $[*]
  #      [*]                                $[*]                      $[*]
--------------------------------------------------------------------------------
NFS Client/Server
         [*]                                $[*]                      $[*]
  #      [*]                                $[*]                      $[*]
--------------------------------------------------------------------------------

STREAMS
 *       [*]                                $[*]                      $[*]
  #      [*]                                $[*]                      $[*]
--------------------------------------------------------------------------------
Run time Update Right &
 *       [*]                                $[*]                      $[*]
  #      [*]                                $[*]                      $[*]
--------------------------------------------------------------------------------

* [*] is defined as any model [*] laser jet printer product that is developed and deployed by HP LSG - Boise, at this PPM or greater.

# [*] is defined as any model color laser jet printer product that is developed and deployed by HP LSG - Boise.

@ [*] means that once the [*] volume times the per [*] equals the [*] equals the in each HP fiscal quarter that [*] royalty payments are required during that HP fiscal quarter.

  HP has the option to use it's own solution and [*] fees, as long as the HP solution does not include any Lynx intellectual property.

& The "Run Time Update Right" gives HP the right to update existing Run Time Software customers with the latest Revision or new Version of the Run Time Software. HP has the option to employ the "Run Time Update Right" by paying this additional amount on each HP product as it ships them or they may choose not to pay for the "Run Time Update Right" at time of shipment but can still update any portion of the installed base in the future by paying an additional Core Lynx OS fee at the time of update for each individual update.

Lynx Open Development Environment Cost
--------------------------------------

The price for the LynxOS Open Development Environment which includes the listed LynxOS feature set and associated GNU-based Cross Development Environment is as follows:


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   LynxOS Development System License Pricing



-------------------------------------------------------------------------------------------------------------------------------
Annual Quantity          [*] to [*]         [*] to [*]        [*] to [*]         [*] to [*]        [*] to [*]       [*] to [*]
-------------------------------------------------------------------------------------------------------------------------------
Open Dev Env             $[*]                 $[*]              $[*]               $[*]              $[*]              $[*]
-------------------------------------------------------------------------------------------------------------------------------
Annual Support           $[*]                 $[*]              $[*]               $[*]              $[*]              $[*]
-------------------------------------------------------------------------------------------------------------------------------



HP LSG Boise anticipates a requirement for [*] Lynx Open Development Seats
(ODEC) in support of both the applications porting efforts and custom board support porting efforts. Hewlett Packard - Boise will purchase a minimum of [*] ODEC's prior to [*] using the [*] to [*] price schedule as depicted above. After [*] HP LSG Boise will purchase at a minimum, another [*] ODEC's within the next [*] month period ([*] to [*]) using the [*] to [*] price schedule as depicted above, and although anticipates maintaining [*] ODEC licenses at a minimum for the length of the contract term, pricing will be based on the actual maximum numbers of seats per year.

Lynx will allow Hewlett Packard - Boise to pro-rate all Lynx product maintenance so these product maintenance periods may coincide with Hewlett Packard's fiscal year calendar.

HP can convert the Intel X86 licenses to [*] at their [*].

[*] licenses are formatter target independent.

Lynx Operating System Source Code
---------------------------------


Lynx Real-Time Systems will make available completely buildable source code versions of its product offering. Below is a list of the available source code software products and their associated costs.

                       LynxOS Source Code License Pricing

---------------------------------------------------------------
                          Source Code         Annual Support
---------------------------------------------------------------
LynxOS v3.0                    $[*]                     $[*]
---------------------------------------------------------------
TCP/IP                         $[*]                     $[*]
---------------------------------------------------------------
STREAMS                        $[*]                     $[*]
---------------------------------------------------------------
NFS Client/Server              $[*]                     $[*]
---------------------------------------------------------------
GNU Toolchain                   [*]                      [*]
---------------------------------------------------------------


Annual support includes updates to the latest version of the source code that HP is currently developing under.

The LynxOS Operating System Source code includes the source for the selected target processor, test suites and both electronic and hard copy versions of LynxOS documentation.

HP LSG Boise will acquire the LynxOS v3.0 source code upon start of this porting effort, 4/27/98. Lynx would initially deliver this source code for a selected processor they already support. At the Alpha delivery point of this effort, 9/27/98, Lynx will replace this initial source code delivery with the [*] specific source code product.

Lynx Optional Development Tools Cost
------------------------------------

The price for the LynxOS optional development tools, TotalView and TimeScan, are as follows:

               LynxOS Optional Development Tools License Pricing


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

------------------------------------------------------------------------------------------------------------------------------
Annual Quantity          [*] to [*]         [*] to [*]        [*] to [*]         [*] to [*]        [*] to [*]       [*] to [*]
-------------------------------------------------------------------------------------------------------------------------------
TotalView                   $[*]              $[*]              $[*]               $[*]              $[*]              $[*]
-or-
TimeScan
-------------------------------------------------------------------------------------------------------------------------------
Annual Support              $[*]              $[*]              $[*]               $[*]              $[*]              $[*]
-------------------------------------------------------------------------------------------------------------------------------


HP can convert the Intel X86 licenses to [*] at their [*]

[*] licenses are formatter target independent.

Lynx [*] Support [*] Assistance
----------------------------------------

At HP's option Lynx Real-Time Systems will provide a HP dedicated Lynx [*] at the Hewlett-Packard Boise site whose responsibilities at a minimum will consist of:

     .  Support during Custom Board porting efforts
     .  Support during applications porting efforts
     .  Support on Lynx internals questions
     .  Liaison between customer and factory

Qualifications of the dedicated on-site Lynx support engineer will be mutually agreed to. In order for Lynx to provide this on-site assistance, Hewlett Packard would need to commit to a minimum of $[*] of support revenue annually to Lynx for a [*] period. The annual support revenue is calculated by totaling all sums paid by HP to Lynx for annual support of tools and source code during a HP fiscal year. Hewlett Packard will provide the necessary on-site facilities support for this individual including appropriate computing and telecommunication support.


Maintenance/Support Minimum
---------------------------

In order to keep in force the support and maintenance provided under Exhibit C,
                                                                     ---------
HP must maintain an annual support dollar minimum of $[*]. As an option to this minimum, HP may enter into a long-term support agreement with Lynx. HP may also choose not to have Lynx support the programs.


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit C
                            Maintenance and Support
                            -----------------------


1.0  DEFINITIONS:

     The following terms are defined for the purpose of this Exhibit as follows:

     1.1 Site: Site is the designated location of the HEWLETT PACKARD facility specified as the HP LSG Boise for which technical support will be provided pursuant to this Agreement.

     1.2 Program: Program means Licensor's software products identified in Exhibit A, including all manuals and other related end user documentation provided by Licensor, and including all updates thereto delivered to HEWLETT PACKARD by Licensor.

          Some computer software and related materials included within the Program, called utilities, may be part of public domain software collection, and maybe included in the Program as a convenience to HEWLETT PACKARD at no charge.

     1.3 Support Contact(s): Support Contact(s) are the designated person(s) at the Site who shall communicate with Licensor on any problems, questions, and/or issues related to the Program. Note: HP shall designate one primary and one secondary contact person for each site listed in section 1.1 for each selected target processor. All of HP's primary and secondary support contacts must attend Licensor's Application Programming and Device Driver training classes.

     1.4 Error: An Error is a failure attributable to the Program or its documentation which causes the Program to deviate materially from the functional specifications of the Program.

     1.5 Error Correction: An Error Correction is either a software modification, patch ,or addition that, when made or added to the Program, establishes material conformity of the Program to the functional specification.

     1.6  Workaround:  A Workaround is a procedure, routine, or suitable alternate solution that, when observed in the regular operation of the Program, allows the user to get around the problem or practical adverse effect on the Program of an error or nonconformity. The workaround may include alternate methods of implementation to achieve a similar but not identical solution.

     1.7 Update: An Update is any modification or addition that, when made or added to the License Software, fixes bugs and may provide functionality enhancements.

     1.8 Normal Working Hours: Normal Working Hours are the hours between 8:00 a.m. and 5:00 p.m., Pacific Time, on the days Monday through Friday, excluding the regularly scheduled Licensor holidays.


     1.9 Closure Time: shall be defined as Licensor's final disposition of a Hewlett-Packard request regarding the software.

     1.10 Relative Priority: Will be based on mutual agreement and shall be one of the following hierarchy:


          Low: Cosmetic, as in output field alignment, obvious typographical errors or poor grammar.

          Medium: Failure of a minor feature or tool, or a feature doesn't work as documented but a workaround exists.

          High: A major feature or tool does not work as documented and no reasonable workaround exists. Failure of major features of product builds. Kernel crashes outside routine operation (eg. Debugging).

          Critical: Real data loss or corruption, or essential part of the system is unusable.


     1.11 Acknowledgement: shall be defined as Licensor's (1) initial Acknowledgement of problem receipt and resource assignment and (2) acknowledgement that Licensor has been able to reproduce the problem.

2.0  SCOPE OF SERVICES

     During the term of this agreement, and in consideration of the support fees paid by HEWLETT PACKARD, Licensor shall provide the following services, in support of the Program during Normal Working Hours to the persons designated as HEWLETT PACKARD's Support Contact(s), (such support shall be called "Technical Support"):

      2.1 Licensor X shall maintain a support center capable of receiving by telephone, e-mail, and/or fax, information and inquiries from HEWLETT PACKARD concerning the Program.

      2.2 Licensor shall maintain a staff to provide the services set forth in this Agreement.


      2.3 Licensor shall provide support to HP for the current and the two (2) prior Revisions of the program. It is expected that revisions are no more frequent than 9 to 12 months in between Revisions. Licensor shall also maintain earlier Revisions of the program, provided that HP does purchase a long-term support program for the earlier Revision.



      2.4 Licensor shall use due diligence and commercially reasonable efforts to correct errors reported by Hewlett-Packard. Licensor's response to Hewlett-Packard's telephone or e-mail request shall be as follows:

          Priority         Acknowledgement Time        Closure Time for
                                                      Solution/workaround

          Critical          1 Working Day            [*] Calendar Days

          High              3 Working Days           [*] Calendar Days

          Medium            5 Working Days           Mutual agreed to
                                                      Disposition.
          Low              20 Working Days           Mutual agreed to
                                                      Disposition.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       Hewlett Packard shall provide (i) if possible a sample program separate from Hewlett Packard's Product(s), which, when executed in conjunction with the Program, clearly illustrates the problem with such Program, and
       (ii) a details description of the problem. Hewlett Packard shall prioritize any such problem submitted to Licensor for resolution in accordance with the hierarchy described above. Hewlett Packard shall supply any additional information reasonably requested by Licensor and Hewlett Packard shall make appropriate resources available to assist in the problem identification and resolution.


       Acknowledgement Time and Closure Time are measured from the date that Licensor receives notice of the error during normal business hours (exclusive of Licensor regular holidays) and Hewlett-Packard supplies pertinent configuration data and additional information reasonably necessary to duplicate the problem, until the correction is received by Hewlett-Packard. HP shall receive conformation of receipt of errors submitted by HP within 1 working day. Licensor shall communicate to HP the status of all unresolved errors on a weekly basis or other frequency as mutually agreed to.

       In the event that Licensor does not provide a solution/workaround to a "High" or "Critical" error problem within the Closure Time period, Licensor shall develop and present a plan to HP within five (5) calendar days to provide a solution as soon as reasonably practicable. If this plan is unacceptable to HP, HP may choose to escalate discussion of the problem with Hewlett-Packard's manager and Licensor CEO. After such discussion, Hewlett-Packard shall provide Licensor with a written summary of Hewlett-Packard's position and the results of the discussion, detailing the procedure, if any, for preparing and delivering the correction. Hewlett-Packard and Licensor can mutually agree to extend the Closure Time on a case-by-case basis.

       Licensor shall advise Hewlett-Packard of its response to, correction of, all errors identified in the Software and Documentation, and HP shall have the option to incorporate any corrections/workarounds as they become available as specified in section 2.6 of this Exhibit C.
                                                     ----------



  2.5 Under this Agreement, it is Licensor's responsibility to provide assistance in the following areas:

          2.4.1  Systems installation and configuration.
          2.4.2  Command Syntax and Usage.
          2.4.3 Advanced assistance with the use of Licensor facilities, system calls, driver facilities, and utilities at the application and interaction level.
          2.4.4  Comprehension and use of the documentation for the Program.
          2.4.5 General advice on the features, capabilities and use of the Program.
          2.4.6  Problem Reporting
          2.4.7  Problem Escalation
          2.4.8  Patches for Error Corrections if appropriate


  2.6 Licensor shall be responsible for using all reasonable diligence in reproducing and acknowledging verifiable and reproducible Errors when reported to Licensor by HEWLETT PACKARD's Support Contact(s) in accordance with Licensor's standard procedures, and shall provide HEWLETT PACKARD with any existing or known Error Correction and/or Workarounds as may be appropriate.

2.7 Licensor may, from time to time, issue new Updates of the Program to its supported customers. HEWLETT PACKARD acknowledges that implementation of Updates may require recompilation of files, and/or making other changes necessitated by Errors Correction and/or added functionality. Licensor shall provide HEWLETT PACKARD with ten copies of each new Update release of the program, without additional charge. Interim updates shall be provided electronically using Licensor's patch mechanism or be made available to HP via Licensor's ftp site.


2.8 Licensor will make available to HEWLETT PACKARD training at Boise facility according to the schedule of fees set forth in Exhibit D (Technical assistance and training).

2.9 Hewlett Packard may request Licensor to provide special support services or consulting services in addition to the standard support services described herein. However, Licensor is under no obligation to provide such special support or consulting services and any such special services shall be at Licensor's then standard time and material rates.

2.10 The following services are NOT provided under the terms of this Support Agreement:

          2.10.1 Assistance with the theory of operation and/or the functioning of the internals.
          2.10.2  Consultation Services.
          2.10.3  Software not listed in Exhibit A.

                                   EXHIBIT D

                       TECHNICAL ASSISTANCE AND TRAINING


1.0 Licensor agrees to provide on-going technical assistance with respect to the Program, and training with respect to the use, reproduction and distribution of the Program as contemplated under this Agreement.



2.0 Standard Factory Training is offered in the form of the following workshops:

     . Real.Time Programming workshop
     . Device Driver development workshop
     . Advanced Device Driver workshop
     . LynxOS Internals workshop
     . On-Site Training (customized for your application requirement)

     These workshops are offered on a repeating scheduled basis in San Jose. All workshops are 5 days in length and are currently at $[*] per student.



3.0 On-Site training. Licensor shall, at HP's request and at a mutually agreeable time, conduct on-site training for HP on a basis at the prevailing rates in effect at the time of the scheduling of the training. HP shall be required to provide the hardware to be used for the training class.


          3.1 On-site training at the customer site is currently at $[*] plus travel and expenses for a class of up to 10 students. Additional students beyond the original [*] may be added at a cost of $[*] per student with a maximum of [*] additional students.


          3.2 Licensor and HP may mutually agree to customize a specific training plan and schedule for HP-LSG selecting appropriate topics from the standard training courses outlined in 2.0 above.


4.0 The prices for Licensor's Training Workshops and on-site courses are subject to change. HP shall be offered the prevailing current price for these Workshops and on-site courses at the time of the order.


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT E

      NOTICE AND RELATIONSHIP MANAGERS



HP:                                LICENSOR:


Business Manager                   Business Manager
----------------                   ----------------

Jim Cronk                          Bhupi Singh
208-396-2333                       408-558-3118



Notices with respect to the administration of this Agreement shall be addressed to the Business Manager set forth above and cc: to HP's legal department @ ms 314 in Boise.